Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 9. Commitments and Contingencies

In the normal course of business, we may, from time to time, be subject to pending and threatened legal actions and proceedings. While the results of any litigation or other legal proceedings are uncertain, management does not believe the ultimate resolution of any pending legal matters is likely to have a material adverse effective on our financial position, results of operations or cash flows. We accrue for loss contingencies when it is both probable that we will incur the loss and when the amount of the loss can be reasonably estimated. As of December 31, 2014, there were no material pending or threatened legal actions or proceedings against us.